[E D & F MAN CAPITAL LOGO]                                      EXHIBIT 10.1
Corporation and Partnership
Customer Agreement

                            E D & F MAN CAPITAL INC

E D & MAN CAPITAL INC                                Account
Two World Financial Center, 27th Floor               Number
New York, New York 10281-2700                        ------------------------


                              TERMS AND CONDITIONS

These standard following terms and conditions (hereinafter called "Terms") shall apply to all transaction between E D & F Man Capital Inc (hereinafter called "FMC") and the undersigned ("the client") in spot, forward, and option contract ("contracts").

For purposes of these Terms, "transaction" shall mean any purchase of, sale of, entering into, trading of, marking or taking delivery under or otherwise dealing in or with contracts. For the purposes of these Terms "contracts" shall include without limitation forward, spot and option contracts for precious metals, currencies, and any other commodity and financial instrument including foreign exchange.

FMC shall open one or more accounts for the purpose of the client engaging in transactions through the facilities of FMC.

FMC shall not be obliged to quote a price to the client in respect of any transaction. Any price which FMC may quote shall, upon acceptance by the client, be binding upon the client save for manifest error.

The client warrants to and undertakes with FMC that the client has full power and authority to enter into and perform its obligations hereunder.

The word "property" in these Terms means securities of all kinds, monies, options, commodities and contracts for the future delivery of, or otherwise relating to commodities or securities and all property, including, but not limited to, property customarily dealt in by brokerage firms, including warehouse receipts and warrants.

The client agrees that any property belonging to the client or in which the client has an interest held by FMC or any of FMC's subsidiaries or affiliates ("affiliates") or carried in any account with any of them shall be subject to a first priority lien and security interest for the discharge of client's obligations to FMC and/or any of FMC's affiliates, wherever or however arising and without regard to whether or not FMC or any of the affiliates has made advances with respect to such property. FMC and all or any of the affiliates are hereby authorized to sell and/or purchase any and all such property without notice to satisfy such lien and security interest. The client hereby irrevocably appoints FMC as the client's attorney-in-fact with power of substitution to execute any documents for the perfection or registration of such security interest and lien.

The client agrees to maintain with FMC such property as FMC may from time to time in its discretion require and to pay immediately on demand any amount owing with respect to any of the client's accounts. In the event that: (a) the client is in breach of any provision hereof (including but not limited to the failure to maintain required property margin, and/or to make or take delivery, and/or to pay promptly any amount owned to FMC or its affiliates); (b) the client dies, becomes bankrupt, or commits an act of bankruptcy or insolvency, or if a company, it goes into liquidation, whether voluntary or otherwise; (c) the client ceases to carry on its business, disposes or threatens to dispose of a substantial portion of its assets, becomes unable or fails to pay its debts as they become due; (d) FMC is reasonably of the opinion that the obligations of the client may not be fulfilled; or (e) FMC reasonably considers it necessary or desirable for its own protection: then FMC may liquidate the positions in all or any of the client's accounts, hedge and/or offset those positions at the client's sole risk, sell any property belonging to the client, or in which the client has an interest, cancel any open orders for the purchase and sale of any property, and FMC may borrow or buy any property required to make delivery against any sales. Such sale or purchase may be public or private and without advertising, and no demands, tenders or notices which FMC may make or give shall invalidate the client's aforesaid waiver. At any such sale FMC may purchase the property free of any right of redemption and the client agrees not to make any claim against FMC concerning the manner or sale or timing thereof. The proceeds of such transactions are to be applied to reduce any indebtedness owing to FMC or any affiliate. FMC may take any of the actions in this paragraph without notice to or demand of the client. Notwithstanding this, FMC will attempt to notify the client before taking any such action.

The client shall be liable for all losses and/or debts in the client's account(s) whether or not such account(s) are liquidated and this shall include debts resulting from a liquidation of an account or accounts.

The client agrees to pay storage, insurance, taxes, delivery charges and service fees, if any, charged to its account(s). The client also agrees to pay interest charges upon any monies owed to FMC in connection with its account(s) at either 2% per annum over the prime lending rate for US Dollars are charged by Chemical Bank New York or, for other currencies, 2% per annum over the overnight London Interbank Offered Rate (LIBOR), as charged by Chemical Bank London. The client acknowledges that interest will not be paid to the client on any cash balances, securities or other property in the client's account(s) unless specifically agreed to by FMC in writing, provided, however, that if either of the above rates are unavailable from Chemical Bank, then, another money center bank's rates may be used.

The client understands that FMC charges commissions for the execution of certain transactions at rates agreed to by the parties and that for certain transactions the price charged to the client includes a charge made by FMC on the transaction.

Confirmation of transactions may be sent by telex and/or by facsimile transmission and/or by mail. Telex and facsimile confirmation shall be conclusive upon receipt unless objected to within one business day. Receipt by telex will be evidenced by telex answerback on the telex confirmation. Receipt by facsimile will be evidenced by the receipt log generated by the transmitting machine. In the event that no telex or facsimile confirmation is sent, confirmation by mail shall be conclusive if not objected to in writing within the earlier of seven days after mailing by FMC or one business day after receipt. In the event that the client fails to receive a confirmation within five days from the date of the dealing, the client agrees to notify FMC immediately in writing.

In any legal action which arises out of these Terms, or any transaction hereunder, the client agrees that: (i) service of process may be made upon the client by first class or certified mail to the address as shown on FMC's records and the client hereby waives any objection to such service; (ii) the courts of the State of New Jersey and United States courts sitting in the State of New York shall have jurisdiction over the client, and the client hereby waives any objection to such jurisdiction; (iii) the venue of any such action shall be New York County or the Southern District of New York; and (iv) the client will pay FMC's reasonable disbursements including the costs of collection, attorney's fees and sheriff's poundage fees, if any. Notwithstanding the agreements in (ii) and (iii) above, the client agrees that FMC may in its sole discretion, initiate proceedings in the courts of any other jurisdiction in which the client is resident or in which its assets are situated.

FMC is not responsible for any losses that it reasonably determines result directly or indirectly from any government restriction, exchange ruling, suspension of trading, war, strike, natural disaster or wire malfunction, delay in mails, or any other delay or inaccuracy in other information or orders or in the transmission of such other information or orders because of a breakdown or failure of communication facilities, or for any other act not within FMC's control. Commodity information, price quotations and/or trade reports given to the client are also subject to change and to errors as well as to delays in reporting, and the client acknowledges that reliance upon such information shall be at the client's own risk.

If a provision of these Terms is or shall become inconsistent with any law or regulation of any government or regulatory body having jurisdiction, such provision shall be deemed to be rescinded or modified in accordance with any such law or regulation. In all other respects, these Terms shall continue and remain in full force and effect.

FMC's failure to insist at any time and for any period of time upon strict compliance with these Terms shall not constitute or be a waiver by FMC of any of its rights. These Terms may be translated by FMC into a language other than English as convenience to the client but the client agrees that FMC is not responsible for the accuracy of such transaction and that only the English version will be binding.

It is understood that obligation arising out of transactions denominated and/or paid for in currencies other than US Dollars may be converted to US Dollars at the discretion of FMC, at an exchange rate determined by FMC in its discretion based on prevailing market rates (where applicable), and that the client will then be required to pay FMC in US Dollars.

These Terms are governed by the laws of the State of New York without reference to conflict of laws principles. FMC may amend these Terms by written notice to the client and any such amendment will be effective on a date specified in the notice. Any modification of the Terms must be in writing and accepted by FMC in writing. No employee of FMC is authorized to make any representations contrary to these Terms.


CUSTOMER NAME: The Dennis Fund Limited Partnership
               --------------------------------------------------------
SIGNATURE: /s/ Thomas J. DiVuolo
           ------------------------------------------------------------
           Thomas J. DiVuolo

PRINT NAME & TITLE: Senior Vice President of Kenmar Advisory Corp. G.P.
                    ---------------------------------------------------
CUSTOMER ADDRESS: Two American Lane
                  -----------------------------------------------------
                  P.O. Box 5150
                  -----------------------------------------------------
                  Greenwich, CT 06831-8150
                  -----------------------------------------------------
TELEPHONE: (203) 861-1000
           ------------------------------------------------------------
FAX#:      (203) 861-1095
     ------------------------------------------------------------------
DATE:       8/27/96
     ------------------------------------------------------------------

                            CORPORATION CERTIFICATE

Gentlemen:

     I am the Secretary of _____________________________________, a corporation organized under the laws of _______________________ (the "Corporation"). I hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation on ____________________ and are now in full force and effect:

          RESOLVED THAT:

          1. The Customer Agreement and related applications, declarations, certificates, questionnaires and other account documents (collectively, the "Account Agreements") of _____________________________________________________
(FMC), in the form presented at this meeting, be and hereby are approved, subject, however, to such changes therein as may be approved by the President or any Vice President of the Corporation, acting singly, such approval to be evidenced by the execution of the Account Agreements by any one of said officers; that each such officer of the Corporation, acting singly, be and hereby is authorized, empowered and directed to execute and deliver the definitive Account Agreements, in the name and on behalf of the Corporation, and to take all such actions and to execute and deliver all such other agreements, instruments, or documents FMC, in its discretion, may require in connection with this Corporation's request to open one or more accounts with FMC and any transactions involving any such account.

          2. Each of the following officers of the Corporation, acting alone, be and hereby is authorized, in the name and on behalf of this Corporation, to take all such actions as may be necessary or appropriate in connection with any transaction involving any account of this Corporation with FMC, including without limitation:

          (A) To give orders to buy, sell, trade and otherwise deal in contracts as defined in the Customer Agreement for immediate delivery or for delivery under the terms of spot, forward, or option contracts, on margin or otherwise;
          (B) To deposit with or withdraw from any such account any Property, as defined in the Customer Agreement;
          (C) To pay all commissions, fees or other charges of FMC and to deposit any margins or premiums required by FMC;
          (D) To receive and acquiesce in the correctness of notices, confirmations, requests, demands, and communications of every kind;
          (E) To settle, compromise, adjust, and give releases with respect to any and all claims, demands, disputes and controversies;
          (F) To make agreements and take any other action relating to any of the foregoing matters;
and FMC shall be entitled to act in accordance with any instructions, whether oral or written, that may be given by any one of such officers with respect to any account or transaction of this Corporation:

          The President, any Vice President, and _____________________________
          ____________________________________________________________________

          3. The Secretary be and hereby is authorized, empowered and directed, in the name and on behalf of this Corporation, to certify to FMC the names and signatures of the officers referred to in the preceding resolution and to certify to FMC that these resolutions have been duly adopted, are in full force and effect and are in accordance with the provisions of the charter, certificate of incorporation, by-laws, resolutions and other organizational documents of this Corporation and all laws, rules, regulations, court or government rulings and orders, contracts and agreements which are or may be binding on this Corporation.

I further certify that the following are the names and signatures of the officers referred to in the preceding resolutions, which officers have been duly elected and qualified and now hold the respective offices set forth opposite their names below:

President           _____________________________  _____________________________
                              Full Name                      Signature

Vice President      _____________________________  _____________________________
                              Full Name                      Signature

__________________  _____________________________  _____________________________
                              Full Name                      Signature

__________________  _____________________________  _____________________________
                              Full Name                      Signature

__________________  _____________________________  _____________________________
                              Full Name                      Signature

I further certify that the resolutions set forth above are in accordance with the charter, certificate of incorporation, by-laws, resolutions and other organizational documents of the Corporation and all laws, rules, regulations, court or governmental rulings and orders, contracts and agreements which are or may be binding on the Corporation.


                                            Very truly yours,


(CORPORATE SEAL)                            ____________________________________
                                            Secretary

                             TRADING AUTHORIZATION

Gentlemen:

     The undersigned Customer, hereby authorizes DENNIS TRADING GROUP, INC. whose signature appears below, as its agent and attorney-in-fact (the "Agent"), to purchase, sell (including short sales) and trade for it in contracts as defined in the Customer Agreement, on margin or otherwise, in accordance with your rules, terms and conditions, for the account and risk of the Customer, and in the name or number of the Customer on your books.

     In connection with such purchases, sales and trades, you are directed to follow the instructions of the Agent concerning the Customer's account with you. The Agent is hereby authorized to act on the Customer's behalf with the same force and effect as it might or could do with respect to such purchases, sales and trades.

     The Customer hereby ratifies and confirms any and all transactions with you heretofore or hereafter made by the Agent for the account of the Customer.

     The provisions of this Authorization are in addition to, and do not restrict or otherwise limit, any rights that you may have pursuant to any other agreement between you and the Customer, including any Customer Agreement.

     This Authorization may be terminated by the Customer at any time as of the receipt by you of written notice of termination, which is mailed by registered mail to you. Termination of this Agreement shall not affect any obligations of the Customer to you under any other agreement between you and the Customer (including any Customer Agreement), or in connection with any outstanding amounts, including debit balances and other costs and expenses.

                                                     KENMAR ADVISORY CORP., G.P.
Customer: THE DENNIS FUND LIMITED PARTNERSHIP  By:   Thomas J. DiVuolo
          -----------------------------------        ---------------------------
                                               Title: SENIOR VICE PRESIDENT
SIGNATURE OF AGENT

                                               Dated:       8/27/96
---------------------------------------------         --------------------------


                            PARTNERSHIP CERTIFICATE

Gentlemen:

     The undersigned general partners of THE DENNIS FUND LIMITED PARTNERSHIP, a partnership organized under the laws of CONNECTICUT (the "Partnership"), hereby certify and agree that:

     1. The persons listed in Exhibit A are all of the general partners of the Partnership and the document annexed as Exhibit B is a true and correct copy of the partnership agreement of the Partnership.

     2. Each of the following partners, acting alone, is authorized, in the name and on behalf of the Partnership and its partners, to take all such actions as may be necessary or appropriate in connection with any transaction involving any account of the Partnership with you, including without limitation:

     (a) To give orders to buy, sell, trade and otherwise deal in contracts as defined in the Customer Agreement for immediate delivery or for delivery under the terms of spot, forward, or option contracts, on margin or otherwise;
     (b) To deposit with or withdraw from any such account any Property, as defined in the Customer Agreement;
     (c) To pay all commissions, fees or other charges of FMC and to deposit any margins or premiums required by FMC;
     (d) To receive and acquiesce in the correctness of notices, confirmations, requests, demands, and communications of every kind;
     (e) To settle, compromise, adjust, and give releases with respect to any and all claims, demands, disputes and controversies;
     (f) To make agreements and take any other action relating to any of the foregoing matters;
and you shall be entitled to act in accordance with instructions, whether oral or written, that may be given by any one of the following partners with respect to any account or transaction of the Partnership.

     3. In the event of the death or withdrawal of any general partners, the remaining partners will immediately notify you of such fact.


                                Very truly yours,


                                General Partner  Thomas J. DiVuolo
                                                --------------------------------

                                General Partner
                                                --------------------------------

                                General Partner
                                                --------------------------------

                                General Partner
                                                --------------------------------

                                General Partner
                                                --------------------------------